Exhibit 99.1

Impinj Reports Second Quarter 2025 Financial Results

SEATTLE, WA, July 30, 2025– Impinj, Inc. (NASDAQ: PI), a leading RAIN RFID provider and Internet of Things pioneer, today released its financial results for the second quarter ended June 30, 2025.

“Our second-quarter results were strong, with revenue and adjusted EBITDA exceeding our guidance,” said Chris Diorio, Impinj co-founder and CEO. “We continue managing our business with a steady hand, focused on extending our technology lead, market share, platform adoption and delighting our enterprise customer.”

Second Quarter 2025 Financial Summary

•
Revenue of $97.9 million
•
GAAP gross margin of 57.8%; non-GAAP gross margin of 60.4%
•
GAAP net income of $11.6 million, or $0.39 per diluted share using 29.7 million shares
•
Adjusted EBITDA of $27.6 million
•
Non-GAAP net income of $24.5 million, or income of $0.80 per diluted share using 32.2 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

Third Quarter 2025 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the third quarter of 2025 (in millions, except per share data):

Three Months Ending
September 30, 2025
Revenue	$91.0 to $94.0
GAAP Net loss	($2.2 ) to ($0.7 )
Adjusted EBITDA income	$15.6 to $17.1
GAAP Weighted-average shares — diluted	29.2 to 29.4
GAAP Net loss per share — diluted	($0.07) to ($0.02)
Non-GAAP Net income	$14.0 to $15.5
Non-GAAP Weighted-average shares — diluted	32.5 to 32.7
Non-GAAP Net income per share — diluted	$0.47 to $0.51

A reconciliation between GAAP and non-GAAP financial measures is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call and webcast to discuss its second-quarter 2025 results and third-quarter 2025 outlook today, July 30, 2025 at 5:00 p.m. ET / 2:00 p.m. PT. Interested parties may access the call by dialing +1-412-317-1863. A live webcast and replay will also be available on the company’s website at investor.impinj.com. Following the call, a telephonic replay will be available for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 2371125.

Management’s prepared written remarks, along with quarterly financial data, will be made available on Impinj’s website at investor.impinj.com along with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, investment plans and prospects, statements regarding conditions in the markets in which we compete as well as the broader economy, and our financial guidance and considerations for the third quarter of 2025 and future periods.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things — such as apparel, automobile parts, luggage, and shipments — to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

###

For more information, contact:

Investor Relations

Andy Cobb, CFA

Vice President, Strategic Finance

+1-206-315-4470

ir@impinj.com

Media Relations
Emily Schauer
Senior Corporate Communications Manager
+1 206-209-2923
eschauer@impinj.com

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	June 30, 2025	December 31, 2024
Assets:
Current assets:
Cash and cash equivalents	$42,417	$46,053
Short-term investments	150,788	118,661
Accounts receivable, net	55,131	56,802
Inventory	96,210	99,346
Prepaid expenses and other current assets	5,221	5,536
Total current assets	349,767	326,398
Long-term investments	67,332	74,871
Property and equipment, net	52,985	50,610
Intangible assets, net	10,605	10,291
Operating lease right-of-use assets	6,372	7,142
Other non-current assets	996	1,045
Goodwill	20,760	18,723
Total assets	$508,817	$489,080
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$11,989	$17,254
Accrued compensation and employee related benefits	9,270	22,309
Accrued and other current liabilities	2,686	2,684
Current portion of operating lease liabilities	3,817	3,589
Current portion of long-term debt	—	283,493
Current portion of deferred revenue	2,289	1,848
Total current liabilities	30,051	331,177
Long-term debt	284,321	—
Operating lease liabilities, net of current portion	4,263	5,719
Deferred tax liabilities, net	2,271	2,200
Deferred revenue, net of current portion	222	120
Total liabilities	321,128	339,216
Stockholders' equity:
Common stock, $0.001 par value	29	29
Additional paid-in capital	571,598	541,090
Accumulated other comprehensive income (loss)	2,273	(1,942)
Accumulated deficit	(386,211)	(389,313)
Total stockholders' equity	187,689	149,864
Total liabilities and stockholders' equity	$508,817	$489,080

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Revenue	$97,894	$102,495	$172,171	$179,320
Cost of revenue	41,281	44,979	78,877	84,256
Gross profit	56,613	57,516	93,294	95,064
Operating expenses:
Research and development	24,652	24,924	49,966	47,443
Sales and marketing	8,738	9,827	16,793	20,003
General and administrative	11,828	13,223	24,224	26,588
Amortization of intangibles	521	496	1,006	1,905
Restructuring costs	—	—	—	1,812
Total operating expenses	45,739	48,470	91,989	97,751
Income (loss) from operations	10,874	9,046	1,305	(2,687)
Other income, net	2,053	2,122	4,113	3,414
Income from settlement of litigation	—	—	—	45,000
Interest expense	(1,225)	(1,217)	(2,448)	(2,433)
Income before income taxes	11,702	9,951	2,970	43,294
Income tax benefit (expense)	(149)	12	132	13
Net income	$11,553	$9,963	$3,102	$43,307

Net income per share — basic	$0.40	$0.36	$0.11	$1.57
Net income per share — diluted	$0.39	$0.34	$0.10	$1.44	(1)

Weighted-average shares outstanding — basic	29,008	27,889	28,824	27,623
Weighted-average shares outstanding — diluted	29,655	29,422	29,550	31,718	(1)

(1) Diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Six Months Ended
	June 30,
	2025	2024
Operating activities:
Net income	$3,102	$43,307
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,230	6,908
Stock-based compensation	25,545	26,495
Restructuring equity modification expense	—	366
Accretion of discount or amortization of premium on investments	(1,117)	(109)
Amortization of debt issuance costs	830	815
Deferred tax expense	(192)	(372)
Revaluation of acquisition-related contingent consideration liability	—	986
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	1,930	699
Inventory	3,241	16,378
Prepaid expenses and other assets	808	1,461
Accounts payable	(5,416)	6,996
Accrued compensation and employee related benefits	(13,173)	4,056
Accrued and other liabilities	7	290
Acquisition-related contingent consideration liability	—	(2,556)
Operating lease right-of-use assets	1,333	1,293
Operating lease liabilities	(1,792)	(1,706)
Deferred revenue	381	312
Net cash provided by operating activities	22,717	105,619
Investing activities:
Purchases of investments	(107,105)	—
Proceeds from maturities of investments	83,820	13,033
Purchases of property and equipment	(8,403)	(7,568)
Net cash provided by (used in) investing activities	(31,688)	5,465
Financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	6,734	13,446
Payment of acquisition-related contingent consideration	—	(4,602)
Payments of taxes on restricted stock units	(1,771)	—
Net cash provided by financing activities	4,963	8,844
Effect of exchange rate changes on cash and cash equivalents	372	(68)
Net increase (decrease) in cash and cash equivalents	(3,636)	119,860
Cash and cash equivalents
Beginning of period	46,053	94,793
End of period	$42,417	$214,653

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, our key non-GAAP performance measures include adjusted EBITDA, non-GAAP net income (loss), free cash flow and adjusted free cash flow as defined below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We use free cash flow and adjusted free cash flow as key measures when assessing our sources of liquidity, capital resources, and quality of earnings. We believe these measures provide useful information for period-to-period comparisons of our business to allow investors and others to understand and evaluate our operating results in the same manner as our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from similarly termed non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; other income, net; interest expense; acquisition related expense and related purchase accounting adjustments; and income tax benefit (expense).

Non-GAAP Net Income (Loss)

We define non-GAAP net income as net income (loss), excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; acquisition related expense and related purchase accounting adjustments; and the corresponding income tax impacts of adjustments to net income (loss).

Free cash flow

We define free cash flow as net cash provided by (used in) operating activities, determined in accordance with GAAP, less purchases of property and equipment. We define adjusted free cash flow as free cash flow less cash received from gain on litigation settlement.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2025		2024		2025		2024
GAAP Gross margin	57.8%		56.1%		54.2%		53.0%
Adjustments:
Depreciation and amortization	2.0%		1.6%		2.2%		1.7%
Stock-based compensation	0.6%		0.5%		0.6%		0.6%
Non-GAAP Gross margin	60.4%		58.2%		57.0%		55.3%
Certain amounts may be off due to rounding

GAAP Net income	$11,553		$9,963		$3,102		$43,307
Adjustments:
Depreciation and amortization	3,709		2,999		7,230		6,908
Stock-based compensation	13,023		14,705		25,545		26,495
Restructuring costs	—		—		—		1,812
Acquisition related expenses	—		79		—		986
Other income, net	(2,053)		(2,122)		(4,113)		(3,414)
Income from settlement of litigation	—		—		—		(45,000)
Interest expense	1,225		1,217		2,448		2,433
Income tax expense (benefit)	149		(12)		(132)		(13)
Adjusted EBITDA	$27,606		$26,829		$34,080		$33,514

GAAP Net income	$11,553		$9,963		$3,102		$43,307
Adjustments:
Depreciation and amortization	3,709		2,999		7,230		6,908
Stock-based compensation	13,023		14,705		25,545		26,495
Restructuring costs	—		—		—		1,812
Acquisition transaction expenses	—		79		—		986
Income from settlement of litigation	—		—		—		(45,000)
Income tax effects of adjustments (1)	(3,769)		(2,433)		(5,057)		(3,024)
Non-GAAP Net income	$24,516		$25,313		$30,820		$31,484

Non-GAAP Net income per share — diluted	$0.80	(2)	$0.83	(2)	$1.04	(2)	$1.07	(2)

GAAP Weighted-average shares — diluted	29,655	(3)	29,422		29,550	(3)	31,718	(3)(4)
Dilutive shares from stock plans	—		—		—		—
Dilutive shares from convertible debt	2,589		2,589		2,589		—
Non-GAAP Weighted-average shares — diluted	32,244	(2)	32,011	(2)	32,139	(2)	31,718	(2)
(1) The tax effects of the adjustments are calculated using the statutory rate, taking into consideration the nature of the item and relevant taxing jurisdictions.

(2) Diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.

(3) GAAP Weighted average shares — diluted includes the impact of dilutive shares from stock plans.
(4) GAAP Weighted average shares — diluted includes the impact of dilutive shares from convertible debt.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
GAAP Net cash provided by operating activities	$33,860	$45,479	$22,717	$105,619
Adjustments:
Purchases of property and equipment	(6,540)	(1,366)	(8,403)	(7,568)
Free cash flow	$27,320	$44,113	$14,314	$98,051
Adjustments:
Income from settlement of litigation	—	—	—	(45,000)
Adjusted free cash flow	$27,320	$44,113	$14,314	$53,051

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
September 30,
2025
GAAP Net loss	$(1,397)
Adjustments:
Forecasted Depreciation and amortization	3,700
Forecasted Stock-based compensation	14,670
Forecasted Interest expense	1,227
Forecasted Other income, net	(2,000)
Forecasted Income tax expense	100
Adjusted EBITDA	$16,300

GAAP Net loss	$(1,397)
Adjustments:
Forecasted Depreciation and amortization	3,700
Forecasted Stock-based compensation	14,670
Forecasted Income tax effects of adjustments	(2,253)
Non-GAAP Net income	$14,720

GAAP Net loss per share — diluted	$(0.05)
Non-GAAP Net income per share — diluted(1)	$0.49

GAAP Weighted-average shares — diluted	29,300
Dilutive shares	3,300
Non-GAAP Weighted-average shares — diluted(1)	32,600

(1) Non-GAAP diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.